TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2013

/s/ Elizabeth Belanger
Name: Elizabeth Belanger

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2013

/s/ John Mallett
Name: John Mallett

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2013

/s/ Marc Cahn
Name: Marc Cahn

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2013

/s/ Peter Kunkel
Name: Peter Kunkel

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2013

/s/ William Brown
Name: William Brown

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2013

/s/ Steven Frushtick
Name: Steven Frushtick

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2013

/s/ Peter Post
Name: Peter Post